AMENDMENT NO. 1 TO PLEDGE AND SECURITY AGREEMENT, dated as of September
1, 2000 (this "Amendment"), to that certain Pledge and Security Agreement, dated as of June 11, 1999 (the "Original Agreement"), made by Hauser, Inc., a Colorado corporation (the "Pledgor"), in favor of Wells Fargo Bank, National Association (the "Secured Party").

         The Pledgor has caused to be formed a new corporation, Hauser Technical Services, Inc., a Delaware corporation ("HTS"), which is a wholly owned subsidiary of the Pledgor. In consideration of the Secured Party entering into a Waiver and Amendment No. 2 to Credit Agreement, dated as of September 1, 2000, to that certain Credit Agreement, dated as of June 11, 1999, among the Pledgor, Zuellig Botanical Extracts, Inc., ZetaPharm Inc., Wilcox Drug Company, Inc., Shuster Laboratories Inc. and Secured Party, and pursuant to the terms of the Original Agreement, the Pledgor and the Secured Party hereby agree to amend
Schedule I to the Original Agreement to include thereon the pledge by Pledgor of 10,000 shares of common stock of HTS owned by the Pledgor, said shares representing 100% of the issued and outstanding shares of HTS.

         Except as specifically provided herein, all terms and conditions of the Original Agreement remain in full force and effect, without waiver or modification. This Amendment and the Original Agreement shall be read together as one document.

         IN WITNESS THEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers or representatives as of the day and year first above written.



----------------------------------            --------------------------------
Wells Fargo Bank, National                    Hauser, Inc.
   Association

By:   /s/ Art Brokx                           By:    /s/ Volker Wypyszyk
      ----------------------------                   -------------------------

Name: Art Brokx                               Name:  Volker Wypyszyk
      ----------------------------                   -------------------------


Title: Vice President                         Title: Chief Executive Officer
       ---------------------------                   -------------------------